As filed with the Securities and Exchange Commission on July 2, 2015.

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INFORMATION REQUIRED IN PROXY STATEMENT

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First Trust Exchange-Traded Fund II

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY--DATED JULY 2, 2015

First Trust Exchange-Traded Fund II

First Trust ISE Global Copper Index Fund
First Trust ISE Global Platinum Index Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

______________, 2015

Dear Shareholders:

I am writing to notify you of an important special meeting of the shareholders of each of the funds named above (each, a “Fund” and, collectively, the “Funds”), each a separate series of First Trust Exchange-Traded Fund II (the “Trust”) (the special meetings for the Funds are referred to collectively as the “Meeting”). The Meeting will be held at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ________, 2015, at ______________, Central Time.

At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a change to your Fund’s investment objective that would result in the replacement of its current underlying index with a new, more broadly-focused underlying index and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. In each case, the proposal to change the Fund’s current investment objective and replace its underlying index is, in effect, a proposal to refashion the Fund and, if the proposal is approved, the nature of the Fund and its investments will significantly change. More specifically, if the proposal for the First Trust ISE Global Copper Index Fund is approved, while the Fund would retain a global natural resources theme, it would invest in companies involved in the “upstream” segment of the natural resources sector rather than focusing on companies that are active in the copper mining business, and its name would be changed to the First Trust Indxx Global Natural Resources Income ETF. If the proposal for the First Trust ISE Global Platinum Index Fund is approved, it would invest in companies involved in improving agricultural yields rather than focusing on companies that are active in platinum group metals mining, and its name would be changed to the First Trust Indxx Global Agriculture ETF. The proposal for each Fund is described in detail in the enclosed materials. The Board of Trustees of the Trust recommends that shareholders of each Fund approve the proposal for their Fund.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated.

We appreciate your participation in this important Meeting.

Sincerely,

James A. Bowen
Chairman of the Board

If You Need Any Assistance, or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Please Call the Funds’ Proxy Solicitor, AST Fund Solutions, LLC, At ______________ Weekdays From 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund II

First Trust ISE Global Copper Index Fund

First Trust ISE Global Platinum Index Fund

Important Information for Shareholders

Shareholders of the above funds (each, a “Fund”), each a series of First Trust Exchange-Traded Fund II (the “Trust”), are being asked to consider proposals to change their Fund’s investment objective (each, a “Proposal”). Changing a Fund’s investment objective will replace its current underlying index (i.e., the index that it tracks) with a new underlying index and, in substance, refashion the Fund.

While we encourage you to read all of the proxy materials, you will find a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information and should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

Questions and Answers

Q.	When will the special meeting for my Fund be held? Who can vote?
A.	The special meeting for each Fund will be held on ________, 2015 at _______ Central Time at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of your Fund at the close of business on _________, 2015, you are entitled to vote, even if you later sold the shares.
Q.	Why is the change to my Fund’s investment objective being proposed?
A.

Shareholders are being asked to approve changing their Fund’s investment objective in light of ongoing liquidity and performance challenges, generally attributable to economic difficulties affecting the copper and platinum group metals businesses, respectively, that have impacted the Funds’ underlying indexes and, as a result, the Funds. Since the inception of the Funds in 2010, the number of companies eligible to be included in each Fund’s underlying index has decreased (for example, some companies have gone out of business and others have been acquired by larger conglomerates), while some of those that are currently eligible for inclusion have recently demonstrated lower market capitalizations and more limited trading volumes. These changing circumstances have weakened the liquidity profile of each current underlying index. Moreover, because of the difficult economic conditions generally affecting the copper and platinum group metals businesses, the performance of many companies that have remained in those businesses has suffered. Since the Funds are index-based exchange-traded funds, liquidity and performance issues impacting their underlying indexes have triggered related challenges for the Funds For example, the declines in the liquidity of the underlying indexes’ component securities  (i.e., the sec-

urities included in the indexes) have made it more difficult for the Funds to rebalance their portfolios in conjunction with rebalances of the underlying indexes, and may, in the future, impede trading activity in the Funds’ shares. Moreover, each Fund, since its inception, has consistently underperformed its benchmark, the MSCI All Country World Materials Index.

To address the liquidity and performance issues described above, First Trust Advisors L.P., the Funds’ investment adviser (the “Advisor”), is recommending that each Fund’s investment objective be changed to permit the Fund to track a new, more broadly-focused index that is expected to expand the Fund’s investable universe. The Advisor believes that changing your Fund’s investment objective (and, accordingly, replacing its underlying index) may lead to improvements in the Fund’s performance and bolster its liquidity profile. Of course, no assurance can be given that the proposed change will achieve any of these desired results. The Trust’s Board of Trustees (the “Board”) has approved the changes and recommends that shareholders of each Fund approve the proposal to change their Fund’s investment objective. Although each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Board without shareholder approval, in light of the significant impact that the proposed change in investment objective would have on the Funds and their investments, shareholder approval is being sought. The Advisor will pay all costs associated with the Proxy Statement and the special meeting for each Fund.
Q.	What are the highlights of the proposed new investment objective for my Fund and the related changes that will occur if its Proposal is approved?
A.	For each Fund, briefly set forth in the applicable table below are certain highlights of the Fund’s Proposal, which, if approved, will result in a new investment objective and underlying index. The Funds’ names and ticker symbols would also be changed to correspond to their new objective, although those modifications are not subject to shareholder approval. Additionally, certain of the Funds’ principal risks would change in light of their new investment focus. A more detailed description of each Proposal and the related changes that are expected to occur is set forth in the enclosed Proxy Statement. Please note that the Funds’ listing exchange would not change and the shares of each Fund would continue to be listed and traded on The NASDAQ® Stock Market LLC.

PROPOSAL 1: To change the investment objective of the Copper Fund

	Current	If Proposal 1 is Approved
Name of Fund and Ticker Symbol	First Trust ISE Global Copper Index Fund (CU)	First Trust Indxx Global Natural Resources Income ETF (FTRI)
Investment Objective	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Copper™ Index (the “Copper Index”)	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the “Natural Resources Index”)

Index Provider	International Securities Exchange, LLC®	Indxx, LLC
Index Calculation Agent	Standard & Poor’s Dow Jones Indices	Indxx, LLC
Brief Description of Underlying Index	The Copper Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Copper Index uses a modified linear weighted methodology adjusted by revenue exposure to copper production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more copper focused companies to be adequately represented in the Index.	The Natural Resources Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of 50 highest dividend yielding companies involved in the upstream segment of the natural resources sector.
Principal Risks	Canada Risk
Copper Mining Companies Risk
Copper Risk
Currency Risk
Depositary Receipts Risk
Equity Securities Risk
Index Correlation Risk
Market Risk
Materials Companies Risk
Non-Correlation Risk
Non-Diversification Risk
Non-U.S. Securities and Emerging  Markets Risk
Replication Management Risk
Smaller Companies Risk
United Kingdom Risk	Agriculture Companies Risk
Canada Risk
Currency Risk
Depositary Receipts Risk
Energy Companies Risk
Equity Securities Risk
Global Natural Resources Risk
Index Correlation Risk
Market Risk
Materials Companies Risk
Non-Correlation Risk
Non-Diversification Risk
Non-U.S. Securities and Emerging Markets Risk
Replication Management Risk
Smaller Companies Risk
United Kingdom Risk

PROPOSAL 2: To change the investment objective of the Platinum Fund

	Current	If Proposal 2 is Approved
Name of Fund and Ticker Symbol	First Trust ISE Global Platinum Index Fund (PLTM)	First Trust Indxx Global Agriculture ETF (FTAG)
Investment Objective	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Platinum™ Index (the “Platinum Index”)	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index (the “Agriculture Index”)
Index Provider	International Securities Exchange, LLC	Indxx, LLC
Index Calculation Agent	Standard & Poor’s Dow Jones Indices	Indxx, LLC
Brief Description of Underlying Index	The Platinum Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals (“PGM”) mining based on revenue analysis of those companies. PGMs include platinum, palladium, osmium, iridium, ruthenium and rhodium. Component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Platinum Index uses a modified linear weighted methodology adjusted by revenue exposure to PGM production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more PGM focused companies to be adequately represented in the Index.	The Agriculture Index is a market capitalization weighted index designed to measure the performance of companies which are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.
Principal Risks	Currency Risk
Depositary Receipts Risk
Equity Securities Risk
Index Correlation Risk
Liquidity Risk
Market Risk
Materials Companies Risk
Non-Correlation Risk
Non-Diversification Risk
Non-U.S. Securities and Emerging Markets Risk
PGM Mining Companies Risk
PGM Risk
Replication Management Risk
Russia Risk
Smaller Companies Risk
South Africa Risk	Agriculture Companies Risk
Currency Risk
Depositary Receipts Risk
Equity Securities Risk
Index Correlation Risk
Market Risk
Materials Companies Risk
Non-Correlation Risk
Non-Diversification Risk
Non-U.S. Securities and Emerging Markets Risk
Replication Management Risk
Smaller Companies Risk

Q.	Will changing the investment objective for my Fund result in any changes to its fees?
A.	No. Each Fund pays the Advisor an annual unitary management fee at a rate of 0.70% of the Fund’s average daily net assets. Thus, though the licensing fee for each Fund’s proposed new underlying index is less than the licensing fee for its current underlying index, replacing the current underlying index with the proposed underlying index will not impact the fees paid by the Fund. The Advisor is generally responsible for each Fund’s expenses, including, among other things, the cost of licensing the Fund’s underlying index.
Q.	How does the Board recommend that shareholders vote on the Proposals?
A.	At a meeting held on June 16, 2015, the Board unanimously approved and recommended that shareholders of each Fund vote “FOR” the applicable Proposal. If your properly executed proxy card is returned without instructions, the representatives holding proxies will vote for your Fund’s Proposal in accordance with the recommendation of the Board.
Q.	If the Proposal for my Fund is approved, when will the new underlying index, Fund name and Fund ticker symbol become effective?
A.	For each Fund, if its Proposal is approved by shareholders, the new underlying index and related name and ticker symbol changes are expected to become effective in conjunction with, and on approximately the date of, a quarterly rebalance of its current underlying index, as soon as practicable after shareholder approval (but not necessarily in conjunction with the next quarterly rebalance that occurs after shareholder approval).
Q.	What happens if the Proposal for my Fund is not approved?
A.	For each Fund, if its Proposal is not approved by the Fund’s shareholders, then its current underlying index will not be replaced with the proposed index and the Board will consider all alternatives available to the Fund, and will take such action as it deems to be in the best interests of the Fund.
Q.	My holdings in the Fund are small. Why should I vote?
A.	Your vote makes a difference. If enough shareholders do not vote their proxies, your Fund may not receive sufficient votes to go forward with its special meeting.

Q.	How do I cast my vote?
A.	You may vote over the Internet, by phone, by mail or in person at the special meeting for your Fund. To vote over the Internet or by phone, please follow the directions on your proxy card. To vote by mail, please complete, sign and send the enclosed proxy card in the enclosed postage-paid envelope. You also may vote in person at the special meeting.

It is important that your shares be represented at the Special Meeting for your Fund. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance, or have any questions regarding your Fund’s Proposal or how to vote your shares, please call the Funds’ Proxy Solicitor, AST Fund Solutions, LLC, at _____________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund II

First Trust ISE Global Copper Index Fund
First Trust ISE Global Platinum Index Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
 to be held ___________, 2015

_______________, 2015

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (referred to as the “Meeting”) of First Trust ISE Global Copper Index Fund and First Trust ISE Global Platinum Index Fund (each, a “Fund” and together, the “Funds”), each a series of First Trust Exchange-Traded Fund II, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _________, _______________, 2015, at _______ Central Time, for the following purposes:

1. For First Trust ISE Global Copper Index Fund only: To approve changing the investment objective from one that “seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Copper™ Index” to one that “seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index.”

2. For First Trust ISE Global Platinum Index Fund only: To approve changing the investment objective from one that “seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Platinum™ Index” to one that “seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index.”

3. For each Fund: To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

The close of business on __________, 2015 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

-i-

First Trust Exchange-Traded Fund II

First Trust ISE Global Copper Index Fund
First Trust ISE Global Platinum Index Fund

Special Meeting of Shareholders
to be held on _______________, 2015

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Proxy Statement

_______________, 2015

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about _____________, 2015.

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund II, a Massachusetts business trust (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust ISE Global Copper Index Fund (the “Copper Fund”) and First Trust ISE Global Platinum Index Fund (the “Platinum Fund”; the Copper Fund and the Platinum Fund are each a “Fund” and, collectively, the “Funds”), each a series of the Trust, that will be held at __________ Central Time on ____________, 2015, at the offices of First Trust Advisors L.P., the Funds’ investment adviser (the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on _________, 2015. This Proxy Statement is available on the Internet at: http://www.ftportfolios.com/LoadContent/grauncttgohy. The Funds most  recent annual and semi-annual reports are also available on the Internet at: http://www.ftportfolios.com/Retail/Etf/EtfFundNews.aspx?Ticker=CU (for the Copper Fund) and at http://www.ftportfolios.com/Retail/Etf/EtfFundNews.aspx?Ticker=PLTM (for the Platinum Fund). Each Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675.

You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Table of Contents

Section	Heading	Page
Summary of Proposals and Voting Information	3
Required Vote	3
How to Vote	3
Proposal 1: To Change the Investment Objective of the Copper Fund	4
Proposal 2: To Change the Investment Objective of the Platinum Fund	17
Other Information	28
General Information	28
Date, Time and Place of the Meeting	28
Use and Revocation of Proxies	28
Voting Rights and Required Votes	28
Shares Outstanding	29
Share Ownership of Certain Beneficial Owners	30
Share Ownership of Trustees and Officers	30
The Advisor	31
Other Service Providers	31
Delivery of Certain Documents	31
Submission of Shareholder Proposals	31
Other Matters to Come before the Meeting	32

Summary of Proposals and Voting Information

This Proxy Statement contains two proposals (each, a “Proposal”), one of which applies to shareholders of the Copper Fund and one of which applies to shareholders of the Platinum Fund. The table below shows each Proposal and the Fund whose shareholders are entitled to vote on it. Each Proposal is discussed in detail in this Proxy Statement.

Proposal	Fund Shareholders Voting
1. To change the investment objective of the Copper Fund	Copper Fund only
2. To change the investment objective of the Platinum Fund	Platinum Fund only

In addition, such other business (if any) as may properly come before the Meeting will be transacted.

Required Vote

To become effective, each Proposal must be approved by a vote of the lesser of (i) 67% or more of the shares of the applicable Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of a Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

How to Vote

Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

The Board recommends that shareholders of each Fund vote “FOR” their Fund’s Proposal.

Proposal 1: To Change the Investment Objective of the Copper Fund

Only shareholders of the Copper Fund vote on Proposal 1.

Discussion of the Proposal

What are shareholders of the Copper Fund being asked to approve in Proposal 1?

Shareholders are being asked to approve a change to the investment objective of the Copper Fund. The current investment objective and the proposed investment objective are set forth below:

Current Investment Objective	Proposed Investment Objective
To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Copper™ Index (the “Copper Index”)	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the “Natural Resources Index”)

At the recommendation of the Advisor, at a meeting held on June 16, 2015, the Board unanimously approved, and recommends that shareholders approve, a change to the Fund’s investment objective that would replace the Copper Index with the Natural Resources Index. To support its recommendation, the Advisor prepared, and provided to the Board, materials pertaining to the Natural Resources Index, including, among other things, information about its methodology and expected component securities, as well as hypothetical performance data. Although the Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Board without shareholder approval, in light of the significant impact that the proposed change in investment objective would have on the Fund (as described below), shareholder approval is being sought. Accordingly, although it has been approved by the Board, the Proposal will not be implemented unless it is also approved by shareholders.

The Copper Fund is an index-based exchange-traded fund and, as such, it currently tracks the Copper Index. The Copper Index is owned and was developed by the International Securities Exchange, LLC® (“ISE”). ISE has contracted with Standard & Poor’s Dow Jones Indices to calculate and maintain the Copper Index.

Currently, to pursue its investment objective, the Copper Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Copper Index (which, as its name suggests, is generally comprised of securities of companies actively engaged in some aspect of the copper mining business, such as copper mining, refining or exploration). The Copper Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Copper Index.

If the Proposal is approved, the Copper Fund’s investment objective will be changed and, instead of tracking the Copper Index, the Fund will track the Natural Resources Index, an index that is owned and was developed by Indxx, LLC (“Indxx”). Indxx also maintains the Natural Resources Index and acts as calculation agent. In effect, this proposal to change the Fund’s investment objective is a proposal to refashion the Fund. More specifically, while the Fund would retain a global natural resources theme, rather than focusing on companies that are active in the copper mining business, the Fund would invest in companies that are involved in the “upstream” segment of the natural resources sector, as discussed in greater detail below. As a related matter, to be consistent with its new objective, if the Proposal is approved, the name of the Fund would be changed to the First Trust Indxx Global Natural Resources Income ETF and its ticker symbol would be changed to FTRI; the change to the Fund’s name has been approved by the Board, but the changes to the Fund’s name and ticker symbol are not subject to shareholder approval. The Fund’s shares would continue to be listed and traded on The NASDAQ® Stock Market LLC.

Why are shareholders being asked to approve changing the Copper Fund’s investment objective?

Shareholders are being asked to approve changing the Copper Fund’s investment objective in light of ongoing liquidity and performance challenges, generally attributable to economic difficulties affecting the copper business, that have impacted the Copper Index and, as a result, the Fund. Since the Fund’s inception in 2010, the number of companies eligible to be included in the Copper Index has decreased (for example, some companies have gone out of business and other have been acquired by larger conglomerates), while some of those that are currently eligible for inclusion have recently demonstrated lower market capitalizations and more limited trading volumes. These changing circumstances have weakened the liquidity profile of the Copper Index. Moreover, because of the difficult economic conditions generally affecting the copper business, the performance of many companies that have remained in that business has suffered. Since the Fund, as an index-based exchange-traded fund, tracks the Copper Index, liquidity and performance issues that have impacted that Index have triggered related challenges for the Fund. For example, the declines in the liquidity of the Copper Index’s component securities (i.e., the securities included in the Index) have made it more difficult for the Fund to rebalance its portfolio in conjunction with rebalances of the Index, and may, in the future, impede trading activity in the Fund’s shares. Moreover, since the Fund’s inception, it has consistently underperformed its benchmark, the MSCI All Country World Materials Index.

The Advisor believes, based on its review of the methodology and historical performance of the Natural Resources Index, that the Fund and its shareholders may benefit if the Copper Index is replaced with the Natural Resources Index. In this regard, the Advisor has focused on certain attributes of the Natural Resources Index, including, among others, (1) the fact that it is comprised of 50 component securities, while the Copper Index does not have a fixed number of component securities and has never had more than 29 component securities, (2) the liquidity and market capitalization requirements that must be satisfied by component securities, which are more rigorous than those of the Copper Index, and (3) the investable universe that would be reflected, which is expected to be larger and more diverse than that represented by the Copper Index. In addition, the Advisor has analyzed certain hypothetical historical performance data pertaining to both the Natural Resources Index and the Copper Index.

If the Natural Resources Index is implemented, then the Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Natural Resources Index. Although it is impossible to predict the future, based on its analysis, the Advisor believes that replacing the Copper Index with the Natural Resources Index may lead to improvements in the Copper Fund’s performance and bolster its liquidity profile. Of course, no assurance can be provided that implementing the Natural Resources Index will achieve any of these desired results.

If the Proposal is approved, how will the Fund’s investments change? How do the index methodologies differ?

As described above, the Copper Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the Copper Index. Changing the investment objective will change the index that the Fund tracks and, therefore, the securities in which it invests. Although the Copper Index and the Natural Resources Index share certain similarities (for example, each is comprised of equity securities issued by both domestic and foreign issuers and each has a global natural resources theme (given that copper is a natural resource)), they are designed to provide exposure to different universes of component securities and employ distinct methodologies. For example, while the Copper Index focuses specifically on companies active in some aspect of the copper mining business, the Natural Resources Index is broader, focusing on companies involved in energy, materials, agriculture, water and timber, and encompassing the following: oil and gas exploration and production; integrated oil and gas companies; coal; steel, gold; aluminum; diversified metal and mining; industrial metals; precious metals; water; agricultural products; beverages; agricultural chemicals and fertilizers; paper; and forest products. Moreover, the Natural Resources Index, but not the Copper Index, is specifically comprised of “dividend yielding companies.” Additionally, the Copper Index and the Natural Resources Index impose different requirements with respect to, among other things, liquidity, market capitalization (i.e., while the Copper Index requires a market capitalization of at least $75 million, the minimum market capitalization for the Natural Resources Index is set at $1 billion) and weighting, and they follow different index construction processes. Further, while the Copper Index does not have a fixed number of stocks and has never had more than 29, the Natural Resources Index consists of 50 stocks.

Set forth below is a comparison of certain key features of the Copper Index and the Natural Resources Index and their respective methodologies:

	Copper Index	Natural Resources Index
Brief Description	The Copper Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Copper Index uses a modified linear weighted methodology adjusted by revenue exposure to copper production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more copper focused companies to be adequately represented in the Index.	The Natural Resources Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of 50 highest dividend yielding companies involved in the upstream segment of the natural resources sector.
Component Eligibility

Component Eligibility Requirements

All of the following requirements must be met in order for a component security to be eligible for inclusion in the Copper Index:

1. The component security must be actively engaged and significantly involved in some aspect of the copper mining business such as copper mining, refining or exploration.

2. The component security must be exchange-listed and issued as either common stock or as a depositary receipt.

3. The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the ISE.

4. The component security must be an operating company and not a closed-end fund, exchange-traded fund, holding company, investment vehicle, or royalty trust.

The following factors are applied in creating a “master list” of component securities eligible for inclusion in the Natural Resources Index:

Liquidity

1. The minimum average daily turnover for six months for a component security is set at $1 million.

2. The average daily turnover for each of the preceding three months for a component security must be greater than $1 million.

3. The minimum weekly turnover over the preceding three months for a component security must be greater than $2.5 million.

4. The component security must be trading on at least 90% of the trading days over the last six months.

Free Float

All component securities must have a minimum free float equivalent to 10% of shares outstanding.

Category Cap

Every component security is categorized into the following broad categories:

Copper Index	Natural Resources Index

Market Capitalization and Weighting

1. Each component security has a market capitalization of at least $75 million.

2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of the Index’s quarterly rebalance periods.

The ISE will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the ISE, certain components should be included or excluded from the Index.

1. Energy

2. Materials

3. Agriculture

4. Water

5. Timber

The number of component securities in each category is capped at 30%.

Country of Domicile

The country of domicile for component securities is global, excluding Botswana, Ghana, Mauritius, Tunisia, Zimbabwe, Bosnia, Kazakhstan, Serbia, Slovenia, Ukraine, Palestine, Jamaica, Trinidad & Tobago, Saudi Arabia and Vietnam.

Sector

Component securities represent the following sectors: oil and gas exploration and production; integrated oil and gas companies; coal; steel, gold; aluminum; diversified metal and mining; industrial metals; precious metals; water; agricultural products; beverages; agricultural chemicals and fertilizers; and paper and forest products.

Market Capitalization and Weighting

1. Minimum market capitalization is set at $1 billion.

2. The Index is a free float adjusted market capitalization weighted total return index with a single security cap of 9.9%, and a total weight cap of 40% on all securities with weights greater than 4.5%

	Copper Index	Natural Resources Index
Selection of Components and Construction of the Index

Initial Component Selection

The following steps are taken to select the initial components for the Copper Index:

1. Establish total population of companies that are involved in the copper mining business.

2. Remove companies that do not meet the Component Eligibility Requirements (described above).

3. If a component has multiple share classes, include the most liquid issue for that company (using average daily value traded during the prior six-month period) and remove the remaining classes.

4. Sort the remaining components in descending order based on copper revenue exposure adjusted market capitalization. For example, a company with a $100 million market capitalization that derives 60% of its revenue from the sale of copper would, for this purpose, show a market capitalization of $60 million.

5. Divide each segment of the Index into quartiles, and assign a numerical score to each quartile based on its rank (e.g., first quartile gets a ‘4’, second quartile gets a ‘3’, etc.).

6. Adjust each stock’s weighting to an equal weighted distribution of the aggregate weight of the stock’s quartile (using an equation provided by ISE).

7. Set liquidity thresholds by calculating the three month average daily value traded for each component based on daily closing price and number of shares traded and setting the percentage of three month average daily value traded threshold to 75% and the investment threshold to $10 million.

The following factors are applied in portfolio construction for the Natural Resources Index:

1. Trailing 12-month earnings per share must be positive. If trailing 12-month earnings per share are not available, the last available earnings per share would be used.

2. Dividends must have been paid in each of the last two years.

3. Dividends paid over the last 12 months must be greater than or equal to dividends paid over the 12-month period one year ago.

4. Securities are classified into the following broad five categories: Energy; Materials; Agriculture; Water; and Timber.

5. The top 50 companies by dividend yield form the “interim portfolio.”

6. The number of securities in each of the above-defined categories has been capped at 30%.

8. Determine component percentage of average daily value traded given the investment threshold and the calculated weight of the component (using an equation provided by ISE).

9. If component percentage of average daily value traded is less than the percentage average daily value traded threshold, then that weight does not need to be adjusted.

10. If component percentage of average daily value traded is greater than the percentage average daily value traded threshold, then assign new component weight such that percentage of average daily value traded is equal to the percentage average daily value traded threshold (using steps established by ISE). If a component’s weight is increased from below 5% to 5% or greater, then a component’s weight shall be set at 4.5%.

11. Repeat steps 8 through 10 until all component percentage of average daily value traded is less than or equal to the percentage average daily value traded threshold.

The Copper Index portfolio does not have a fixed number of stocks and attempts to include every stock in the copper mining business that meets the eligibility requirements contained herein.

Rebalancing and Reconstitution

The Copper Index has a quarterly review in March, June, September and December of each year. Component changes are made after the market close on the third Friday of March, June, September and December, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.

1. Develop pool of all eligible stocks using the “Component Eligibility Requirements” above.

2. Rank and select final components using the procedure outlined in “Initial Component Selection” above.

3. Adjust the assigned shares of the component securities to achieve the weighting distribution in “Initial Component Selection” above.

The Natural Resources Index is reconstituted on an annual basis. Annual reconstitution commences on the second Wednesday of June each year.

The Natural Resources Index is rebalanced quarterly. Quarterly rebalance commences on the second Wednesday of each quarter (June, September, December, March).

For example:

•         Weights shall be calculated at the end of the day on the second Wednesday of the rebalance or reconstitution month.

•         These weights shall be communicated on the following Monday morning.

•         Weights will be effective from the market open on the next Monday.

If the Proposal is approved, will the Fund’s principal risks change?

Yes. Although several of the Fund’s principal risks would remain the same (since the Fund would continue to track an equity index that invests in both domestic and foreign securities and would retain a global natural resources theme), others would change to reflect that, rather than focusing on companies active in the copper mining business, the Fund’s investable universe would expand to include a broader segment of the natural resources sector. The following chart compares the principal risks currently associated with investing in the Fund (as identified in the Fund’s current prospectus) and the principal risks associated with investing in the Fund if its Proposal is approved by shareholders. More detailed explanations of each principal risk (along with an indication as to whether it is (1) identified in the Fund’s current prospectus (“Current”), (2) applicable to Proposal 1 (“Proposal 1”), or (3) both identified in the Fund’s current prospectus and applicable to Proposal 1 (“Current & Proposal 1”), are provided immediately below the chart.

Principal Risk	Current--Investment Objective Based on Copper Index	If Proposal 1 is Approved--Investment Objective Based on Natural Resources Index
Agriculture Companies Risk		X
Canada Risk	X	X
Copper Mining Companies Risk	X
Copper Risk	X
Currency Risk	X	X
Depositary Receipts Risk	X	X
Energy Companies Risk		X
Equity Securities Risk	X	X
Global Natural Resources Risk		X
Index Correlation Risk	X	X
Market Risk	X	X
Materials Companies Risk	X	X
Non-Correlation Risk	X	X
Non-Diversification Risk	X	X
Non-U.S. Securities and Emerging Markets Risk	X	X
Replication Management Risk	X	X
Smaller Companies Risk	X	X
United Kingdom Risk	X	X

Explanation of Principal Risks Listed Above

Agriculture Companies Risk (Proposal 1). Companies involved in the agriculture sector and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture sector and farming-related activities may face the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Canada Risk (Current & Proposal 1). Canada risk is the risk that, to the extent the Fund invests in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

Copper Mining Companies Risk (Current). Copper mining companies risk is the risk that securities in the Fund’s portfolio may be significantly impacted by competitive pressures in the copper mining business and the price of copper. Because more than half of the world’s copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund’s share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund’s share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short term or the long term.

Copper Risk (Current). Copper risk is the risk that the Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

Currency Risk (Current & Proposal 1). The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and shareholders of the Fund may lose money.

Depositary Receipts Risk (Current & Proposal 1). Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Energy Companies Risk (Proposal 1). Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

Equity Securities Risk (Current & Proposal 1). Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Global Natural Resources Risk (Proposal 1). Global natural resources risk is the risk that the Fund will be sensitive to, and its performance will be affected by, the overall condition of the natural resources sector. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as additional factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund.

Index Correlation Risk (Current & Proposal 1). Index correlation risk is the risk that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund’s Index.

Market Risk (Current & Proposal 1). Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Materials Companies Risk (Current & Proposal 1). General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

Non-Correlation Risk (Current & Proposal 1). The Fund’s return may not match the return of is underlying index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in its underlying index.

Non-Diversification Risk. (Current & Proposal 1). The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Non-U.S. Securities and Emerging Markets Risk (Current & Proposal 1). Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Replication Management Risk (Current & Proposal 1). The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its underlying index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

Smaller Companies Risk. (Current & Proposal 1). To the extent the Fund invests in small and/or mid capitalization companies, such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

United Kingdom Risk (Current & Proposal 1). United Kingdom risk is the risk that, to the extent the Fund invests in companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in the United Kingdom. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

If the Proposal is approved, will it result in any changes to the fees paid by the Fund?

No. Even though the licensing fee for the Natural Resources Index is less than the licensing fee for the Copper Index, changing the Fund’s investment objective will not impact the fees paid by the Fund. This is because the Fund pays the Advisor an annual unitary management fee at a rate of 0.70% of the Fund’s average daily net assets. In turn, the Advisor is generally responsible for the Fund’s expenses, including, among other things, the cost of licensing the Fund’s underlying index. If the Proposal is approved, the Advisor will retain a greater portion of the unitary management fee. James A. Bowen, a Trustee of the Trust who is an “interested person” as defined in the 1940 Act (the “Interested Trustee”), is the Chief Executive Officer of the Advisor and controls its general partner. See “Other Information -- The Advisor” below.

If the Proposal is approved, when will the Natural Resources Index, new Fund name and new Fund ticker symbol become effective?

If the Proposal is approved by shareholders, the Natural Resources Index and related name and ticker symbol changes are expected to become effective in conjunction with, and on approximately the date of, a quarterly rebalance of its current underlying index, as soon as practicable after shareholder approval (but not necessarily in conjunction with the next quarterly rebalance that occurs after shareholder approval).

Conclusion

The Advisor has recommended, and the Board has approved, changing the Copper Fund’s investment objective to one that seeks investment results that track the Natural Resources Index. In this regard, the Advisor and the Board have considered, among other things, (1) the performance and liquidity of the Copper Fund and the Copper Index, (2) differences and similarities between the Copper Index and the Natural Resources Index, and (3) the expected impact of the Natural Resources Index on the Fund’s investments and principal risks.

If shareholders do not approve the Proposal, then the Copper Index will not be replaced with the Natural Resources Index and the Board will consider all alternatives available to the Copper Fund, and will take such action as it deems to be in the best interests of the Copper Fund.

The Board of Trustees recommends that shareholders of the Copper Fund vote “FOR” the proposed change to the Copper Fund’s investment objective.

Proposal 2: To Change the Investment Objective of the Platinum Fund

Only shareholders of the Platinum Fund vote on Proposal 2.

Discussion of the Proposal

What are shareholders of the Platinum Fund being asked to approve in Proposal 2?

Shareholders are being asked to approve a change to the investment objective of the Platinum Fund. The current investment objective and the proposed investment objective are set forth below:

Current Investment Objective	Proposed Investment Objective
To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Platinum™ Index (the “Platinum Index”)	To seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index (the “Agriculture Index”)

At the recommendation of the Advisor, at a meeting held on June 16, 2015, the Board unanimously approved, and recommends that shareholders approve, a change to the Fund’s investment objective that would replace the Platinum Index with the Agriculture Index. To support its recommendation, the Advisor prepared, and provided to the Board, materials pertaining to the Agriculture, including, among other things, information about its methodology and expected component securities, as well as hypothetical performance data. Although the Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Board without shareholder approval, in light of the significant impact that the proposed change in investment objective would have on the Fund (as described below), shareholder approval is being sought. Accordingly, although it has been approved by the Board, the Proposal will not be implemented unless it is also approved by shareholders.

The Platinum Fund is an index-based exchange-traded fund and, as such, it currently tracks the Platinum Index. The Platinum Index is owned and was developed by the International Securities Exchange, LLC® (“ISE”). ISE has contracted with Standard & Poor’s Dow Jones Indices to calculate and maintain the Platinum Index.

Currently, to pursue its investment objective, the Platinum Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Platinum Index (which, as its name suggests, is generally comprised of securities of companies that are active in platinum group metals (“PGM”) mining based on revenue analysis of those companies). PGMs include platinum, palladium, osmium, iridium, ruthenium and rhodium. Component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Platinum Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Platinum Index.

If the Proposal is approved, the Platinum Fund’s investment objective will be changed and instead of tracking the Platinum Index, the Fund will track the Agriculture Index, an index that is owned and was developed by Indxx, LLC (“Indxx”). Indxx also maintains the Agriculture Index and acts as calculation agent. In effect, this proposal to change the Fund’s investment objective is a proposal to refashion the Fund. More specifically, rather than focusing on companies that are active in PGM mining, the Fund would invest in companies that are involved generally in improving agricultural yields, as discussed in greater detail below. As a related matter, to be consistent with its new objective, if the Proposal is approved, the name of the Fund would be changed to the First Trust Indxx Global Agriculture ETF and its ticker symbol would be changed to FTAG; the change to the Fund’s name has been approved by the Board, but the changes to the Fund’s name and ticker symbol are not subject to shareholder approval. The Fund’s shares would continue to be listed and traded on The NASDAQ® Stock Market LLC.

Why are shareholders being asked to approve changing the Platinum Fund’s investment objective?

Shareholders are being asked to approve changing the Platinum Fund’s investment objective in light of ongoing liquidity and performance challenges, generally attributable to economic difficulties affecting the PGM business, that have impacted the Platinum Index and, as a result, the Fund. Since the Fund’s inception in 2010, the number of companies eligible to be included in the Platinum Index has decreased (for example, some companies have gone out of business and other have been acquired by larger conglomerates), while some of those that are currently eligible for inclusion have recently demonstrated lower market capitalizations and more limited trading volumes. These changing circumstances have weakened the liquidity profile of the Platinum Index. Moreover, because of the difficult economic conditions generally affecting the PGM business, the performance of many companies that have remained in that business has suffered. Since the Fund, as an index-based exchange-traded fund, tracks the Platinum Index, liquidity and performance issues that have impacted that Index have triggered related challenges for the Fund. For example, the declines in the liquidity of the Platinum Index’s component securities (i.e., the securities included in the Index) have made it more difficult for the Fund to rebalance its portfolio in conjunction with rebalances of the Index, and may, in the future, impede trading activity in the Fund’s shares. Moreover, since the Fund’s inception, it has consistently underperformed its benchmark, the MSCI All Country World Materials Index.

The Advisor believes, based on its review of the methodology and historical performance of the Agriculture Index, that the Fund and its shareholders may benefit if the Platinum Index is replaced with the Agriculture Index. In this regard, the Advisor has focused on certain attributes of the Agriculture Index, including, among others, (1) the liquidity and market capitalization requirements that must be satisfied by component securities, which are more rigorous than those of the Platinum Index and (2) the investable universe that would be reflected, which is expected to be larger and more diverse than that represented by the Platinum Index. In addition, the Advisor has analyzed certain hypothetical historical performance data pertaining to both the Agriculture Index and the Platinum Index.

If the Agriculture Index is implemented, then the Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Agriculture Index. Although it is impossible to predict the future, based on its analysis, the Advisor believes that replacing the Platinum Index with the Agriculture Index may lead to improvements in the Platinum Fund’s performance and bolster its liquidity profile. Of course, no assurance can be provided that implementing the Agriculture Index will achieve any of these desired results.

If the Proposal is approved, how will the Fund’s investments change? How do the index methodologies differ?

As described above, the Platinum Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the Platinum Index. Changing the investment objective will change the index that the Fund tracks and, therefore, the securities in which it invests. Although the Platinum Index and the Agriculture Index share certain similarities (for example, each is comprised of equity securities issued by both domestic and foreign issuers and does not prescribe a fixed number of stocks), they are designed to provide exposure to different universes of component securities and employ distinct methodologies. For example, while the Platinum Index focuses specifically on companies active in some aspect of PGM mining, the Agriculture Index is broader, as it focuses on companies engaged in improving agricultural yields, and encompasses farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery. Additionally, the Platinum Index and the Agriculture Index impose different requirements with respect to, among other things, liquidity, market capitalization (i.e., while the Platinum Index requires a market capitalization of at least $75 million, the minimum market capitalization for the Agriculture Index is set at $1 billion) and weighting, and they follow different index construction processes.

Set forth below is a comparison of certain key features of the Platinum Index and the Agriculture Index and their respective methodologies:

	Platinum Index	Agriculture Index
Brief Description	The Platinum Index is designed to provide a benchmark for investors interested in tracking public companies that are active in PGM mining based on revenue analysis of those companies. PGMs include platinum, palladium, osmium, iridium, ruthenium and rhodium. Component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Platinum Index uses a modified linear weighted methodology adjusted by revenue exposure to PGM production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more PGM focused companies to be adequately represented in the Index.	The Agriculture Index is a market capitalization weighted index designed to measure the performance of companies which are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

	Platinum Index	Agriculture Index
Component Eligibility

Component Eligibility Requirements

All of the following requirements must be met in order for a component security to be eligible for inclusion in the Platinum Index:

1. The component security must be actively engaged and significantly involved in some aspect of PGM mining such as mining, refining or exploration.

2. The component security must be exchange-listed and issued as either common stock or as a depositary receipt.

3. The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the ISE.

4. The component security must be an operating company and not a closed-end fund, exchange-traded fund, holding company, investment vehicle, or royalty trust.

Market Capitalization and Weighting

1. Each component security has a market capitalization of at least $75 million.

2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of the Index’s quarterly rebalance periods.

The ISE will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the ISE, certain components should be included or excluded from the Index.

The following factors are applied in creating a “master list” of component securities eligible for inclusion in the Agriculture Index:

Liquidity

1. The minimum average daily turnover for six months for a component security is set at $1 million.

2. The average daily turnover for each of the preceding three months for a component security must be greater than $1 million.

3. The minimum weekly turnover over the preceding three months for a component security must be greater than $2.5 million.

Country of Domicile

The country of domicile for component securities is global, excluding Botswana, Ghana, Mauritius, Tunisia, Zimbabwe, Bosnia, Kazakhstan, Serbia, Slovenia, Ukraine, Palestine, Jamaica, Trinidad & Tobago, Saudi Arabia and Vietnam.

Sector

Component securities represent the agriculture sector.

Market Capitalization and Weighting

1. Minimum market capitalization is set at $1 billion.

2. The Index is a market capitalization weighted total return index with a single security cap of 9.9%, and a total weight cap of 40% on all securities with weights greater than 4.5%

	Platinum Index	Agriculture Index
Selection of Components and Construction of the Index

Initial Component Selection

The following steps are taken to select the initial components for the Platinum Index:

1. Establish total population of companies that are involved in the PGM mining business.

2. Remove companies that do not meet the Component Eligibility Requirements (described above).

3. If a component has multiple share classes, include the most liquid issue for that company (using average daily value traded during the prior three-month period) and remove the remaining classes.

4. Sort the stocks in descending order by PGM revenue adjusted market capitalization. For example, a company with a $100 million market capitalization that derives 60% of its revenue from the sale of PGMs would, for this purpose, show a market capitalization of $60 million.

5. Divide each segment of the Index into quartiles, and assign a numerical score to each quartile based on its rank (e.g., first quartile gets a ‘4’, second quartile gets a ‘3’, etc.).

6. Adjust each stock’s weighting to an equal weighted distribution of the aggregate weight of the stock’s quartile (using an equation provided by ISE).

7. Set liquidity thresholds by calculating the three month average daily value traded for each component based on daily closing price and number of shares traded and setting the percentage of three month average daily value traded threshold to 75% and the investment threshold to $10 million.

Security Selection The Agriculture Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

	Platinum Index	Agriculture Index

8. Determine component percentage of average daily value traded given the investment threshold and the calculated weight of the component (using an equation provided by ISE).

9. If component percentage of average daily value traded is less than the percentage average daily value traded threshold, then that weight does not need to be adjusted.

10. If component percentage of average daily value traded is greater than the percentage average daily value traded threshold then assign new component weight such that percentage of average daily value traded is equal to the percentage average daily value traded threshold (using steps provided by ISE). If a component’s weight is increased from below 5% to 5% or greater, then a component’s weight shall be set at 4.5%.

11. Repeat steps 8 through 10 until all component percentage of average daily value traded is less than or equal to the percentage average daily value traded threshold.

The Platinum Index portfolio does not have a fixed number of stocks and attempts to include every stock in the business that meets the eligibility requirements contained herein.

Rebalancing and Reconstitution

The Platinum Index has a quarterly review in March, June, September and December of each year. Component changes are made after the market close on the third Friday of March, June, September and December, and become effective at the opening on the next trading day. Changes are announced on ISE’s publicly available website at least five trading days prior to the effective date.

1. Develop pool of all eligible stocks using the “Component Eligibility Requirements” above.

2. Rank and select final components using the procedure outlined in “Initial Component Selection” above.

3. Adjust the assigned shares of the component securities to achieve the weighting distribution in “Initial Component Selection” above.

The Agriculture Index is reconstituted on an annual basis. Annual reconstitution commences on the second Wednesday of March each year.

The Agriculture Index is rebalanced quarterly. Quarterly rebalance commences on the second Wednesday of each quarter (June, September, December, March).

For example:

•         Weights shall be calculated at the end of the day on the second Wednesday of the rebalance or reconstitution month.

•         These weights shall be communicated on the following Monday morning.

•         Weights will be effective from the market open on the next Monday.

If the Proposal is approved, will the Fund’s principal risks change?

Yes. Although several of the Fund’s principal risks would remain the same (since the Fund would continue to track an equity index that invests in both domestic and foreign securities), others would change to reflect that, rather than focusing on companies active in PGM mining, the Fund’s investable universe would reflect companies engaged in improving agricultural yields, including farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery. The following chart compares the principal risks currently associated with investing in the Fund (as identified in the Fund’s current prospectus) and the principal risks associated with investing in the Fund if its Proposal is approved by shareholders. More detailed explanations of each principal risk (along with an indication as to whether it is (1) identified in the Fund’s current prospectus (“Current”), (2) applicable to Proposal 2 (“Proposal 2”), or (3) both identified in the Fund’s current prospectus and applicable to Proposal 2 (“Current & Proposal 2”), are provided immediately below the chart.

Principal Risk	Current--Investment Objective Based on Platinum Index	If Proposal 2 is Approved--Investment Objective Based on Agriculture Index
Agriculture Companies Risk		X
Currency Risk	X	X
Depositary Receipts Risk	X	X
Equity Securities Risk	X	X
Index Correlation Risk	X	X
Liquidity Risk	X
Market Risk	X	X
Materials Companies Risk	X	X
Non-Correlation Risk	X	X
Non-Diversification Risk	X	X
Non-U.S. Securities and Emerging Markets Risk	X	X
PGM Mining Companies Risk	X
PGM Risk	X
Replication Management Risk	X	X
Russia Risk	X
Smaller Companies Risk	X	X
South Africa Risk	X

Explanation of Principal Risks Listed Above

Agriculture Companies Risk (Proposal 2). Companies involved in the agriculture sector and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture sector and farming-related activities may face the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Currency Risk (Current & Proposal 2). The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and shareholders of the Fund may lose money.

Depositary Receipts Risk (Current & Proposal 2). Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk (Current & Proposal 2). Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Index Correlation Risk (Current & Proposal 2). Index correlation risk is the risk that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund’s Index.

Liquidity Risk. (Current). Whether or not the equity securities in the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Market Risk (Current & Proposal 2). Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Materials Companies Risk (Current & Proposal 2). General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

Non-Correlation Risk (Current & Proposal 2). The Fund’s return may not match the return of is underlying index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in its underlying index.

Non-Diversification Risk. (Current & Proposal 2). The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Non-U.S. Securities and Emerging Markets Risk (Current & Proposal 2). Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PGM Mining Companies Risk (Current). To the extent that the Fund invests in PGM mining companies, securities in the Fund’s portfolio may be significantly impacted by competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world’s PGM production occurs in Russia and South Africa, the Fund’s share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund’s share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the Platinum Index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short term or the long term.

PGM Risk (Current). To the extent that the Fund invests in PGM mining companies, the Fund may be adversely affected by a decrease in the worldwide demand and price of PGMs. Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

Replication Management Risk (Current & Proposal 2). The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its underlying index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

Russia Risk (Current). To the extent that the Fund invests in companies that are operating in Russia, the Fund will be subject to certain risks, including a lack of developed legal structure governing private and foreign investments, the possible appropriation of the Fund’s assets by the Russian government, and national policies that could restrict the Fund’s ability to invest in Russian securities. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in Russia. Recent Russian involvement in the Crimean peninsula of the Ukraine has further destabilized the region. The Fund’s investments may be negatively impacted by the recent increased rate of inflation experienced in the Russian economy, which has significantly decreased the value of its currency.

Smaller Companies Risk. (Current & Proposal 2). To the extent the Fund invests in small and/or mid capitalization companies, such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

South Africa Risk (Current). Because a significant percentage of the world’s PGM mining takes place in South Africa, to the extent the Fund invests in PGM mining companies, it will be particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

If the Proposal is approved, will it result in any changes to the fees paid by the Fund?

No. Even though the licensing fee for the Agriculture Index is less than the licensing fee for the Platinum Index, changing the Fund’s investment objective will not impact the fees paid by the Fund. This is because the Fund pays the Advisor an annual unitary management fee at a rate of 0.70% of the Fund’s average daily net assets. In turn, the Advisor is generally responsible for the Fund’s expenses, including, among other things, the cost of licensing the Fund’s underlying index. If the Proposal is approved, the Advisor will retain a greater portion of the unitary management fee. James A. Bowen, a Trustee of the Trust who is an “interested person” as defined in the 1940 Act (the “Interested Trustee”), is the Chief Executive Officer of the Advisor and controls its general partner. See “Other Information -- The Advisor” below.

If the Proposal is approved, when will the Agriculture Index, new Fund name and new Fund ticker symbol become effective?

If the Proposal is approved by shareholders, the Agriculture Index and related name and ticker symbol changes are expected to become effective in conjunction with, and on approximately the date of, a quarterly rebalance of its current underlying index, as soon as practicable after shareholder approval (but not necessarily in conjunction with the next quarterly rebalance that occurs after shareholder approval).

Conclusion

The Advisor has recommended, and the Board has approved, changing the Platinum Fund’s investment objective to one that seeks investment results that track the Agriculture Index. In this regard, the Advisor and the Board have considered, among other things, (1) the performance and liquidity of the Platinum Fund and the Platinum Index, (2) differences and similarities between the Platinum Index and the Agriculture Index, and (3) the expected impact of the Agriculture Index on the Fund’s investments and principal risks.

If shareholders do not approve the Proposal, then the Platinum Index will not be replaced with the Agriculture Index and the Board will consider all alternatives available to the Platinum Fund, and will take such action as it deems to be in the best interests of the Platinum Fund.

The Board of Trustees recommends that shareholders of the Platinum Fund vote “FOR” the proposed change to the Platinum Fund’s investment objective.

Other Information

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be a total of approximately $30,000 for the Copper Fund and $19,000 for the Platinum Fund. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne entirely by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund.

Date, Time and Place of the Meeting

The Meeting will be held on _________, __________, 2015, at ________ Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the applicable Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Trust at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Voting Rights and Required Votes

Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual Funds (as in case of each Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that Fund will be necessary to constitute a quorum for the transaction of business by that Fund. For the purposes of establishing whether a quorum is present with respect to a Fund, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

To become effective for a Fund, each Proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund. For purposes of determining the approval of a Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Shares Outstanding

Only holders of record of shares at the close of business on _____________, 2015 (the “Record Date”) are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were _______ shares outstanding of the Copper Fund and _______ shares outstanding of the Platinum Fund.

Share Ownership of Certain Beneficial Owners

As of the Record Date, no person is known by the Trust to have beneficially owned more than 5% of the shares outstanding of either Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) such Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of either Fund’s shares outstanding.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Outstanding Owned
Fund
Copper Fund

Platinum Fund

Share Ownership of Trustees and Officers

The number of shares of each Fund beneficially owned as of December 31, 2014 by (a) the Trustees (including the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust (such Trustees, the “Independent Trustees”) and the Interested Trustee and (b) the Trustees and officers of the Trust as a group, is set forth below.

Name	Number of Shares
	Copper Fund	Platinum Fund
Interested Trustee
James A. Bowen
Independent Trustees
Richard E. Erickson
Thomas R. Kadlec
Robert F. Keith
Niel B. Nielson
Trustees and Officers as a Group

As of December 31, 2014, (a) the Trustees and (b) the Trustees and officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of each Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and officer.

The Advisor

First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Funds and, as such, is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio and certain other services necessary for the management of the portfolios. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor and the sole Interested Trustee of the Trust.

Other Service Providers

First Trust Portfolios L.P., the principal underwriter of each Fund’s shares, is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, each Fund’s administrator, custodian and fund accounting and transfer agent, is located at 101 Barclay Street, New York, New York 10286.

Delivery of Certain Documents

Annual reports will be sent to shareholders of record of each Fund. The Trust will furnish, without charge, a copy of each Fund’s annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Funds may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Funds do not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund(s).

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Funds’ Proxy Solicitor, AST Fund Solutions, LLC, at ___________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

FORM OF PROXY CARD

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

[                                     ]

Or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

call [                                     ]

follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy

Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Shareholder Meeting

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

on ___________, 2015

Please detach at perforation before mailing.

PROXY	PROXY

FIRST TRUST EXCHANGE-TRADED FUND II

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ____________, 2015

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the [ ] (the "Fund"), a series of First Trust Exchange-Traded Fund II, a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at _________________ on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ____________, 2015, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH.

VOTE VIA THE INTERNET:

[                                       ]

VOTE VIA THE TELEPHONE:

[                                       ]

____________________          ____________________

____________________          ____________________

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

_____________________________________________

Signature

_____________________________________________

Signature (if held jointly)

_____________________________________________

Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 2015
THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
[                                                                  ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

TO VOTE, MARK ONE BLOCK BELOW IN BLUE OR BLACK INK.

Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

PROPOSAL:

1.     To approve changing the Fund's investment objective from one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ______________________ Index" to one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the __________________________ Index."

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MEETING ATTENDANCE -

Mark the box to the right if you plan to attend the Special Meeting. [  ]

CHANGE OF ADDRESS - Please print new address below.	COMMENTS - Please print your comments below.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.